                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): February 18, 2003
                                                  (February 18, 2003)


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                     1-9020                     76-1440714
(State of incorporation)    (Commission File Number)          (IRS Employer
                                                            Identification No.)



       400 E. Kaliste Saloom Road, Suite 6000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On February 18, 2003, PetroQuest Energy, Inc. issued a press release announcing, among other things, its proved oil and gas reserves as of December 31, 2002.

         The press release is filed as an exhibit hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

a.       Financial Statement of Business Acquired

         None.

b.       Pro Forma Financial Information

         None.

c.       Exhibits

         99.1     Press Release


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 18, 2003              PETROQUEST ENERGY, INC.


                                     By: /s/ Daniel G. Fournerat
                                         ----------------------------------
                                         Daniel G. Fournerat
                                         Senior Vice President, General Counsel
                                         and Secretary

                                 EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION
-----------             -----------

   99.1                 Press Release